U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 7, 2005

                             Cirilium Holdings Inc.
               (Exact name of issuer as specified in its charter)

         Delaware                        000-18184              52-1507455
(State or Other Jurisdiction of      (Commission File         (IRS Employer
Incorporation or Organization)            Number)           Identification No.)

           625 N. Flagler Drive, Suite 509, West Palm Beach, FL 33401
              (Address and Zip Code of Principal Executive Offices)

                                 (561) 491-0935
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 5.01 Changes in Control of Registrant.

      On October 7, 2005, we entered into a share exchange agreement with Media Magic, Inc. to acquire all of the outstanding shares of Orangebox Entertainment, Inc., a wholly owned subsidiary of Media Magic which is engaged in business as a production and post-production services company in Burbank, California.

      Pursuant to the terms of the agreement, we will issue 158,191,589 restricted, unregistered shares of our common stock to Media Magic in exchange for all of the issued and outstanding shares of Orangebox held by Media Magic. Upon closing of the exchange transaction in accordance with the agreement, Orangebox will become our wholly owned subsidiary and Media Magic, which will then own approximately 80% of our outstanding capital stock, will become our controlling shareholder.

      We have also entered into a registration rights agreement with Media Magic with regard to the 158,191,589 shares of our common stock that it will be receiving upon completion of the share exchange. Pursuant to that registration rights agreement, in the event that Media Magic decides to distribute those shares to its shareholders, Media Magic will have the right, exercisable within one year of the closing date of the exchange, to demand that we register the shares under the Securities Act, for distribution by Media Magic to its shareholders and for resale by them.

Item 9.01 Financial Statements and Exhibits

      The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

      (a)   Financial Statements -- none

      (b)   Pro forma financial information -- none

      (c)   Exhibits

        Number                         Description
        ------                         -----------

         4.5 Registration Rights Agreement between Cirilium Holdings, Inc. and Media Magic, Inc. dated October 7, 2005.

        10.35 Share Acquisition and Exchange Agreement between Cirilium Holdings, Inc., Media Magic, Inc. and Orangebox Entertainment, Inc. dated October 7, 2005.


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

                                    Signature

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Cirilium Holdings, Inc.

Dated: October 14, 2005         By: /s/ Matthew J. Cohen
                                    --------------------------------------------
                                    Matthew J. Cohen, Chief Executive Officer


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

                                  Exhibit Index

         4.5 Registration Rights Agreement between Cirilium Holdings, Inc. and Media Magic, Inc. dated October 7, 2005.

        10.35 Share Acquisition and Exchange Agreement between Cirilium Holdings, Inc., Media Magic, Inc. and Orangebox Entertainment, Inc. dated October 7, 2005.


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